UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
                                             WASHINGTON, DC 20549-1004

                                                     FORM 8-K

                                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 24, 2008 MODAVOX, INC.
             (Exact Name of Registrant as Specified in its Charter)

       STATE OF DELAWARE                  333-57818              20-0122076
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

 4636 EAST UNIVERSITY DRIVE, SUITE 275
           PHOENIX, AZ 85034                               85034-7417
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(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (602) 648 6080
                                                           ---------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS
8.01 OTHER EVENTS
9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1 MODAVOX EXECUTIVE PRESENTATION


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ITEM 8.01 OTHER EVENTS

Internet broadcasting pioneer in producing and syndicating online audio and video, today announced that on Wednesday, April 23, 2008 its' Executive Managers, Nathaniel Bradley and David Ide will present to various fund managers, investment institutions, and analysts the features and benefits of the Modavox technology suites. During the week of April 28, 2008 Modavox management will present their business model and technologies in Boston and New York locations.

Modavox, Inc. (www.modavox.com), a pioneer in internet broadcasting, producing and syndicating online audio and video, offers innovative, effective and comprehensive online tools for reaching targeted niche communities worldwide. Through patented Modavox technology, Modavox delivers content straight to desktops and internet-enabled devices. Modavox provides managed access for live and on-demand Internet Radio Broadcasting, E-learning and Rich Media Advertising.

Forward-Looking Statements This release contains "forward-looking statements" for purposes of the Securities and Exchange Commission's "safe harbor" provisions under the Private Securities Litigation Reform Act of 1995 and Rule 3b-6 under the Securities Exchange Act of 1934. These forward-looking statements are subject to various risks and uncertainties that could cause Modavox's actual results to differ materially from those currently anticipated, including the risk factors identified in Modavox's filings with the Securities and Exchange Commission.
                                      # # #
Media Contact:
C&H Capital
Phone: 678 570 6791

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                 EXHIBIT INDEX

Exhibits                 Description                        Method of Filing
------------             ---------------------------        -------------------
Exhibit 99.1             Presentation to Investment         Attached as Exhibit
                         Institutions, Analysts, and
                         Fund Managers,





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                                   * * * * * *
                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MODAVOX, INC.
                                         (Registrant)
Date: April 24, 2008                 By: /s/ DAVID J. IDE
                                         ---------------------------------------
                                         (David J. Ide, Chief Executive Officer)


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                                  EXHIBIT INDEX

Exhibits                 Description                        Method of Filing
------------             ---------------------------        -------------------
Exhibit 99.1             Presentation to Investment         Attached as Exhibit
                         Institutions, Analysts, and
                         Fund Managers,


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